AGREEMENT

This AGREEMENT, dated as of October 12, 2006 (the “Agreement”), by and among TXP Corporation, a Nevada corporation (the “Company”) and James Von Ehr II (collectively, the “ Investor”).

BACKGROUND

WHEREAS, the Investor desires to pledge an aggregate of $2,000,000 in free-trading shares of common stock of Adobe Systems Incorporated (NASDAQ:ADBE), Fossil Incorporated (NASDAQ:FOSL) or such other shares of free-trading common stock having a value of $2,000,000 in the aggregate as may be agreed upon after the date hereof between the parties hereto (the “ Collateral”), on behalf of the Company in favor of First Bank of Canyon Creek, or such other lending or financing institution as may be agreed upon after the date hereof between the parties hereto (a “ Lender”), as Collateral for a loan to the Company from a Lender in an amount up to $2,000,000 (the “ Loan”), which will be further guaranteed personally and through the pledge of Common Stock (as defined below) beneficially owned by Michael Shores, the Company's Chief Executive Officer.

WHEREAS, the Company wishes to issue to the Investor warrants (the “Warrants”), in the form annexed hereto as Exhibit “A”, to purchase 640,000 shares (the “ Warrant Shares”) of the Company's common stock, par value $.001 per share (the “Common Stock), exercisable into shares of the Company's Common Stock at a price equal to $0.50, subject to adjustment as set forth in the Warrants, as consideration and in exchange for the Investor agreeing to: (i) pledge the Collateral on behalf of the Company for the Loan, and (ii) execute such additional documentation as may be required to effectuate the pledge of the Collateral to a Lender (collectively, the “ Transaction Documents”).

WHEREAS, the issuance of the Warrants will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and/or Section 4(6) of the United States Securities Act of 1933, as amended, and/or Regulation D (" Regulation D ") and the other rules and regulations promulgated thereunder (the " Securities Act "), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

All capitalized terms not otherwise defined herein shall have the meanings given to them in the Transaction Documents.

NOW THEREFORE in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.
THE AGREEMENTS

1.1 Agreements. Subject to the terms and conditions set forth in this Agreement, the Warrants, and Transaction Documents, the Company and the Investor hereby agree to execute this Agreement containing the following provisions which shall be effective as of the date hereof:

1.2 Consideration. In consideration of the Investors agreement to pledge the Collateral to a Lender, the Company agrees to:

(a) issue to the Investor the Warrants; and

(b) pay to the Investor a one-time commitment fee during the Term (as defined in Section 1.4(a) of this Agreement) equal to 125,000 shares of common stock of the company (the “ Commitment Fee”), no later than 90 days after the Collateral is deposited into the account of a Lender; provided, however, that the Company shall pay an additional Commitment Fee within 90 days after the renewal of the Loan by a Lender. The commitment fee will be fully-earned as of the date of each such deposit and not subject to any refund as a result of the subsequent termination of the Loan or otherwise.

1.3 Registration Rights. (a) Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than sixty five (65) days after the date hereof (the“Scheduled Filing Date” ), file with the SEC a separate Registration Statement on Form SB-2 covering the resale of all of the Warrant Shares. In the event that Form SB-2 is unavailable for such registration, the Company shall use such other form as is available for such registration. The Registration Statement prepared pursuant hereto shall register for resale that number of shares of Common Stock equal to the number of Warrant Shares as of the Scheduled Filing Date. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than one hundred twenty (120) days after the Scheduled Filing Date (the“Scheduled Effective Date” ).

(b) Piggy-Back Registrations. If, at any time prior to the expiration of the Registration Period (as hereinafter defined) that there is not an effective Registration Statement covering all of the Warrant Shares, the Company proposes to file with the SEC a Registration Statement for its own account or the account of others under the 1933 Act of any of its securities (other than a Registration Statement on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall promptly send to the Investor written notice of the Company's intention to file a Registration Statement and of the Investor's rights under this Section 1.3(b) and, if within five (5) days after receipt of such notice, the Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Warrant shares the Investor requests to be registered for resale, subject to the priorities set forth in this Section 1.3 (b). No right to registration of Warrant Shares under this Section 1.3(b) shall be construed to limit any registration required under Section 1.3(a). The obligations of the Company under this Section 1.3(b) may be waived by the Investor. In the event that the Registration Statement being filed by the Company under this Section 1.3(b) is for an underwritten offering, the Investor shall, unless otherwise agreed to by the Company, offer and sell the Warrant Shares in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. If the managing underwriter(s) advise the Company, in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration:

(1)       first, all securities the Company proposes to sell for its own account;

(2)  second, all of the securities the Investor requests to be registered for his account; and

(3)  third, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand or mandatory registration rights.

(c)  The Company shall keep each of the Registration Statement required to be filed hereunder effective pursuant to Rule 415 at all times until (i) the date as of which the Investor may sell all of the Warrant Shares covered by such Registration Statement pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investor shall have sold all of the Warrant Shares covered by such Registration Statement and (B) none of the Warrants are outstanding (the " Registration Period "), each of which Registration Statements (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(d) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Warrant Shares covered by such Registration Statement until such time as all of such Warrant Shares shall have been disposed of in accordance with the intended methods of disposition by the Investor as set forth in such Registration Statement.

(e)  The Investor agrees that the Company shall not be precluded from registering any additional shares of its Common Stock underlying the securities of the Company in the Registration Statement.

(f) All expenses incurred in connection with registrations, filings, or qualifications pursuant to Section 1.3, including all registration, filing, and qualification fees; printers' and accounting fees; fees and disbursements of counsel for the Company shall be borne and paid by the Company.   (h)   From and after the date of this Agreement, the Company shall not, without the prior written consent of Investor, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Warrant Shares of the Investor that are included.

1.4           The Loan.

(a) Term of the Loan. The Company agrees that the term of the Loan shall not exceed 12 months (the “ Term”).

(b) Investor Approval.  The Company agrees that it shall not procure any Loan with a Lender, or execute any definitive documentation in connection with a proposed Loan, without the prior written consent of the Investor, which shall not be unreasonably withheld; provided, however, that any request by a Lender of Investor to provide additional credit support or enhancement for any such Loan shall be grounds for Investor withholding consent to any such Loan. The Company shall provide written notice to the Investor which sets forth the terms of a proposed Loan at least 5 business days prior to the execution of definitive documentation in connection with such proposed Loan. The Investor shall have 3 business days following receipt of the notice to reasonably object to the terms proposed Loan. In the event such terms and conditions are modified during the notice period, the Investors shall be given prompt notice of such modification and shall have the right during the 3 business days following the notice of modification, whichever is longer, to reasonably object to the terms proposed Loan.

(c)  Pledge and Guaranty of the Company's Chief Executive Officer. It shall be a condition precedent to any Loan that (i) Michael Shores pledge such number of shares of Common Stock beneficially owned by him equal to 100% of the initial amount of the Collateral pledged by the Investor at a price of $.50 per share, as further collateral for the Loan with such collateral being required to first be exhausted before a Lender looks to the Collateral for payment or satisfaction, and (ii) Michael Shores personally and unconditionally guarantee the Loan.

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

2.1 Compliance with Law. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the principal market on which the Company's Common Stock is listed.

2.2 Intent. The Investor is entering into this Agreement for his own account for investment purposes only and not with a view to or for sale in connection with any distribution of the Warrants. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Warrants to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the shares underlying the Warrants at any time in accordance with federal and state securities laws applicable to such disposition.

2.3 Investment Experience. The Investor acknowledges that he can bear the economic risk and complete loss of its investment in the securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

2.4.  Authorization and Power. The Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Warrants being issued to him hereunder. This Agreement has been duly executed and delivered by the Investor and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Investor enforceable against the Investor in accordance with the terms thereof, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

2.5. Information on Company. The Investor has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended December 31, 2005 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the " SEC Reports "). In addition, the Investor has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Investor has requested in writing (such other information is collectively, the " Other Written Information "), and considered all factors the Investor deems material in deciding on the advisability of investing in the securities. The Investor has had full opportunity to conduct, and has conducted, a complete and thorough due diligence investigation of the Company, and such opportunity has been made available to the Investor's professional representative(s) to ask questions of and receive answers from representatives of the Company concerning the Company and its financial condition and prospects, as well as request additional information necessary to verify the accuracy of the SEC Reports and Other Written Information provided to Investor. The foregoing, however, does not limit or modify the representations and warranties of the Company contained in this Agreement or the right of Investor to rely thereon.

2.6. Information on Investor. The Investor is, and will be at the time of the issuance of the Warrants, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Investor to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Investor has the authority and is duly and legally qualified to purchase and own the Warrants. The Investor is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Investor is accurate.

2.7. Receipt of Warrants. The Investor will receive the Warrants as principal for his own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

2.8. Compliance with Securities Act. The Investor understands and agrees that the Warrants have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Investor contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Resales of the securities by the Investor will be made in compliance with all applicable securities laws.

2.9. Communication of Offer. The offer to sell the securities was directly communicated to the Investor by the Company. At no time was the Investor presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

2.10. Confidentiality/Public Announcement. From the date of this Agreement and until the Company makes a public announcement of the transactions contemplated by this Agreement by filing a Form 8-K, Investor agrees he will not disclose publicly or privately the nature of the transactions contemplated under this Agreement unless expressly agreed to in writing by the Company, or only to the extent required by law.

2.11. No Governmental Review. The Investor understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the securities or the suitability of the investment in the securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

2.12. No Market Manipulation. The Investor has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the securities or affect the price at which the securities may be issued or resold.

2.13. Short Position and Short Sales. The Investor covenants that neither he nor any of his affiliates will engage in any illegal short sales of or illegal hedging transactions with respect to the Common Stock.

2.14. Survival. The foregoing representations and warranties shall survive for a period of two years from the date hereof.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1. Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has all requisite corporate authority to own its properties and to carry on its business as now being conducted.

3.2. Authority. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and to issue the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of the this Agreement, the Warrants by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement and the Warrants have been duly executed and delivered by the Company and shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the exercise of the Warrants. The Company further acknowledges that its obligation to issue Warrant Shares upon exercise of the Warrants in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

3.3. Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the OTC Bulletin Board and the Company has not received any notice regarding, and to its knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such posting or listing.

3.4. SEC Documents. The SEC Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made. Since the date of the financial statements included in the SEC Reports, there has been no material adverse event relating to the Company's business, financial condition or affairs not disclosed in the SEC Reports. The SEC Reports do not contain any untrue statement of a material fact.

3.5. Exemption from Registration; Valid Issuances. Subject to the accuracy of the Investor's representations in Article 2, the sale of the Warrants and the Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law (other than any SEC, Principal Market or state securities filings that may be required to be made by the Company subsequent to closing and any registration statement that may be filed pursuant hereto). When issued and paid for in accordance with the Warrants, the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under this Agreement and the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of outstanding capital shares to preemptive or other rights to subscribe for or acquire the capital shares or other securities of the Company. None of the securities shall subject the Investor to personal liability to the Company or its creditors by reason of the possession thereof.

3.6. No Directed Selling, General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor, to the knowledge of the Company, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Warrants, or (ii) has made or will make any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the sale of the securities under the Securities Act.

3.7. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Company's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which the Company is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Company). The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement sell the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

3.8. No Material Adverse Change. Since December 31, 2005 no material adverse effect has occurred or exists with respect to the Company, except as disclosed in the SEC Reports filed prior to the date hereof and available on EDGAR.

3.9. Litigation and Other Proceedings. Except as disclosed in the SEC Reports, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a material adverse effect. Except as set forth in the SEC Reports, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a material adverse effect. There is no action, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

3.10. No Misleading or Untrue Communication. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which, together with all such communications, including the SEC Reports, taken as a whole, contained any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.11 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times shares of Common Stock for the purpose of enabling the Company to issue the Warrant Shares pursuant to any exercise of the Warrants in an amount not less than the number needed to provide for the issuance of Warrant Shares, as may be adjusted from time to time. The Company further agrees that if at any time the number of shares of Common Stock issuable upon conversion of the Warrants would cause the Company to be obligated to issue a number of shares of Common Stock in excess of its authorized capital (after taking into account all other capital shares equivalents then existing), it shall promptly commence all necessary corporate and stockholder action necessary to increase its authorized capital so as to eliminate the aforesaid condition.

3.12. Listing of Common Stock. The Company hereby agrees to maintain the listing or quotation of the Common Stock on a principal market, and as soon as required by the rules of the principal market to list the Warrant Shares on the principal market. The Company further agrees, if the Company applies to have the Common Stock traded on any other principal market, it will include in such application the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investor to cause the Warrant Shares to be listed on such other principal market as promptly as possible. The Company will take all action necessary to continue the listing and trading of its Common Stock on a principal market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the principal market.

3.12. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act.

3.13. Corporate Existence; Conflicting Agreements. The Company will take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other Transaction Documents.

3.14.      Issuance of Warrant Shares. The sale of the Warrants and the issuance of the Warrant Shares pursuant to exercise of the Warrants shall be made in accordance with the provisions and requirements Section 4(2),  4(6) or Regulation D and any applicable state securities law. The Company shall make any necessary SEC and “blue sky” filings required to be made by the Company in connection with the sale of such securities to the Investor as required by all applicable laws.

ARTICLE 4.
LEGENDS

4.1           Legends. The Warrant Shares shall bear the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TXP CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

(i) Warrants Legend. The Warrants shall bear the following or similar legend:

"THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TXP CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

ARTICLE 5.
GENERAL PROVISIONS

5.1  Specific Performance. The parties hereto acknowledge and agree that the breach of this Agreement would cause irreparable damage to the non-breaching parties and that the non-breaching parties will not have an adequate remedy at law. Therefore, the obligations of each of the parties under this Agreement, shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

5.2  Further Assurances. The parties hereto each agree to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

5.3  Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Venue . The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state and federal courts sitting in Dallas County, Texas for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state and federal courts sitting in Dallas County, Texas, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-referenced courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

5.4  Headings. Section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

5.5  Binding Effect. This Agreement is irrevocable and shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

5.6  Counterparts. This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

5.7  Expenses. Each party shall pay its own expenses incident to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants for all activities of such counsel and accountants undertaken pursuant to this Agreement, whether or not the transactions contemplated hereby are consummated.

5.8  Amendments; Waivers. This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by Investor and the Company, or, in the case of a waiver, the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

5.10        Notices. All notices, requests, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given, delivered and received (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the signature page hereto or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 5.10.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

TXP CORPORATION

By:	/s/ Michael Shores
Name: Michael Shores
Title: Chief Executive Officere

/s/ James Von Ehr, II
James Von Ehr, II